UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

AMMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 30, 2017 (May 8, 2017)

VITAXEL GROUP LIMITED

(Exact Name of Registrant as Specified in Charter)

Nevada	333-201365	30-0803939
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wisma Ho Wah Genting, No. 35 Jalan Maharajalela, 50150 Kuala Lumpur, Malaysia
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	+ 603.2143.2889

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K of Vitaxel Group Limited (the “Company”) is being filed solely to provide the Exhibit 16.1 letter from the Company’s former auditor, Centurion ZD CPA Limited. No changes have been made to the information presented below in item 4.01.

ITEM 4.01    Change in Registrant's Certifying Accountant.

(a)    Dismissal of Independent Registered Public Accounting Firm.

On May 8, 2017, Vitaxel Group Limited (the “Company”) dismissed Centurion ZD CPA Limited (“Centurion”) as the Company's independent registered public accounting firm, effective immediately.

The audit reports of Centurion on the consolidated financial statements of the Company for each of the two most recent fiscal years ended December 31, 2016 and December 31, 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years ended December 31, 2016 and December 31, 2015 and during the subsequent interim period from January 1, 2017 through May 7, 2017, (i) there were no disagreements with Centurion on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Centurion's satisfaction, would have caused Centurion to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Centurion with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of Centurion 's letter to the SEC stating whether it agrees with the statements made in this report will be filed as Exhibit 16.1 to this report, by amendment.

(b)    Engagement of New Independent Registered Public Accounting Firm.

On May 8, 2017, the Board of Directors of the Company engaged BF Borgers CPA PC ("BFB") as the Company's independent registered public accounting firm for the year ending December 31, 2017.

During the two most recent fiscal years ended December 31, 2016 and December 31, 2015 and during the subsequent interim period from January 1, 2017 through May 7, 2017, neither the Company nor anyone on its behalf consulted BFB regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that BFB concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

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ITEM 9.01    Financial Statements and Exhibits.

Exhibit 16.1:    Letter from Centurion ZD CPA Limited dated May 29, 2017to the Securities and Exchange Commission*.

_______________

*Filed Herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2017

VITAXEL GROUP LIMITED

By:	/s/ Leong Yee Ming
Name: Leong Yee Ming
Title Chief Executive Officer

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EXHIBIT INDEX

Exhibit 16.1:    Letter from Centurion ZD CPA Limited dated May 29, 2017 to the Securities and Exchange Commission